                                                                    EXHIBIT 99.3
                                  ITEM 7(b) 1.
                         IMPRESO, INC. AND SUBISIDARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF FEBRUARY 28, 2002
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                         United
                                                                        Computer
                                                                        Supplies,
                                                         Impreso, Inc.     Inc.
                                                          Historical    Historical    Proforma
                                                          2/28/2002      2/28/2002    Adjustments            PROFORMA
ASSETS
Current Assets:
     Cash and cash equivalents                                   276           360          (612)    (a)           24
     Trade accounts receivable, net of allowance              11,517         3,257        (3,257)    (a)       11,517
     Inventories                                              36,052         3,234          (160)    (a)       39,126
     Prepaid expenses and other                                  336           468          (418)    (a)          386
     Deferred income tax assets                                  159            --            --                  159
                                                          ----------    ----------    ----------           ----------

                     Total current assets                     48,340         7,319        (4,447)              51,212
                                                          ----------    ----------    ----------           ----------

Property, plant and equipment, at cost                        21,829        12,088        (6,865)    (a)       27,052
     Less accumulated depreciation and amortization          (11,088)       (5,979)        5,979     (a)      (11,088)
                                                          ----------    ----------    ----------           ----------

     Net property and equipment                               10,741         6,109          (886)              15,964
                                                          ----------    ----------    ----------           ----------

     Other assets                                                217            --            --                  217
                                                          ----------    ----------    ----------           ----------

                     Total assets                             59,298        13,428        (5,333)              67,393
                                                          ==========    ==========    ==========           ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                         16,926         5,192        (5,192)    (a)       16,926
     Accrued liabilities                                       2,047           439          (310)    (a)        2,176
     Current maturities of long-term debt                        682         5,054        (5,054)    (a)          682
     Line of credit                                           17,001         2,881          (420)    (a)       19,462
                                                          ----------    ----------    ----------           ----------

                     Total current liabilities                36,656        13,566       (10,976)              39,246
                                                          ----------    ----------    ----------           ----------

     Deferred compensation                                        --            --           805     (a)          805
     Deferred income tax liability                               972            --            --                  972
     Long-term debt, net of current maturities                 5,994            --         4,700     (a)       10,694
                                                          ----------    ----------    ----------           ----------

                     Total liabilities                        43,622        13,566        (5,471)              51,717
                                                          ----------    ----------    ----------           ----------
Stockholders' equity:
     Common stock                                                 53           252          (252)    (a)           53
     Warrants                                                     34            --            --                   34
     Treasury stock                                              (39)           --            --                  (39)
     Additional paid in capital                                6,320            --            --                6,320
     Retained earnings (Accumulated Deficit)                   9,308          (390)          390     (a)        9,308
                                                          ----------    ----------    ----------           ----------

                     Total stockholders' equity               15,676          (138)          138               15,676
                                                          ----------    ----------    ----------           ----------
                     Total liabilities and
                     stockholders' equity                     59,298        13,428        (5,333)              67,393
                                                          ==========    ==========    ==========           ==========


         The accompanying notes are an integral part of these condensed financial statements

                                                                    EXHIBIT 99.3

                                  Item 7 (b) 2.
                         IMPRESO, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                             United
                                                                           Computer
                                                                           Supplies,
                                                         Impreso, Inc.        Inc.
                                                          Historical        Historical        Proforma
                                                          2/28/2002         2/28/2002        Adjustments               PROFORMA
Net Sales                                                       51,744            18,086                --                 69,830
Cost of Sales                                                   46,315            16,147                --                 62,462
                                                        --------------    --------------    --------------          -------------

                     Gross Profit                                5,429             1,939                --                  7,368
                                                        --------------    --------------    --------------          -------------

Other costs and expenses
   Selling, general and administrative                           4,222             2,572                --                  6,794
     Interest expense                                              831               760              (595)   (a)             996
     Other income, net                                          (1,111)             (134)               --                 (1,245)
                                                        --------------    --------------    --------------          -------------

                     Total other costs and expenses              3,942             3,198              (595)                 6,545
                                                        --------------    --------------    --------------          -------------
Income (loss) before income tax expense                          1,487            (1,259)              595                    823
                                                        --------------    --------------    --------------          -------------

Income tax expense
     Current                                                       556                --               200    (b)             756
     Deferred                                                        2                --                --                      2
                                                        --------------    --------------    --------------          -------------

                     Total income tax expense                      558                --               200                    758
                                                        --------------    --------------    --------------          -------------

Net income (Loss)                                                  929            (1,259)              395                     65
                                                        ==============    ==============    ==============          =============

Net income (loss) per share (basic and diluted)                   0.18                                                       0.01
                                                        ==============                                              =============

Weighted average shares outstanding                          5,278,780                                                  5,278,780
                                                        ==============                                              =============



         The accompanying notes are an integral part of these condensed financial statements.

                                                                    EXHIBIT 99.3

                                  Item 7 (b) 3.
                         IMPRESO, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                       FOR THE YEAR ENDED AUGUST 31, 2001
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                            United
                                                                            Computer
                                                                            Supplies,
                                                           Impreso, Inc.      Inc.
                                                            Historical      Historical        Proforma
                                                            8/31/2001        8/31/2001       Adjustments                PROFORMA
Net Sales                                                        96,208           34,215               --                  130,423
Cost of Sales                                                    84,752           31,844               --                  116,596
                                                          -------------    -------------    -------------            -------------

                     Gross Profit                                11,456            2,371               --                   13,827
                                                          -------------    -------------    -------------            -------------

Other costs and expenses
   Selling, general and administrative                            7,873            4,153               --                   12,026
     Interest expense                                             1,632              817             (487)    (a)            1,962
     Other income, net                                              (72)            (293)              --                     (365)
                                                          -------------    -------------    -------------            -------------

                     Total other costs and expenses               9,433            4,677             (487)                  13,623
                                                          -------------    -------------    -------------            -------------

Income (loss) before income tax expense                           2,023           (2,306)             487                      204
                                                          -------------    -------------    -------------            -------------

Income tax expense
     Current                                                        725               --              165     (b)              890
     Deferred                                                        51               --               --                       51
                                                          -------------    -------------    -------------            -------------

                     Total income tax expense                       776               --              165                      941
                                                          -------------    -------------    -------------            -------------

Net income (Loss)                                                 1,247           (2,306)             322                     (737)
                                                          =============    =============    =============            =============

Net income (loss) per share (basic and diluted)                    0.24                                                      (0.14)
                                                          =============                                              =============

Weighted average shares outstanding                           5,281,583                                                  5,281,583
                                                          =============                                              =============



The accompanying notes are an integral part of these condensed financial statements.

                                                                    EXHIBIT 99.3





                                  ITEM 7 (b) 4.
                                  IMPRESO, INC.
                                NOTES TO PROFORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


(a) To record purchase adjustments necessary to reflect the fair value of assets acquired and liabilities assumed, to eliminate assets not acquired and liabilities not assumed, to record debt issued in connection with the acquisition and the related impact on interest expense, and to eliminate the equity of the acquired entity.

(b) To adjust the provision for income taxes for the effect of the preceding pro forma adjustments.